May 31, 2022

BNY Mellon Investment Funds III

-BNY Mellon High Yield Fund

Supplement to Current Summary Prospectus and Prospectus

The following information supplements the information contained in the fund's Summary Prospectus and Prospectus:

The portfolio managers for BNY Mellon High Yield Fund (the "Fund") currently are employees of BNY Mellon Investment Adviser, Inc. ("BNYM Investment Adviser"), the Fund's investment adviser, and Alcentra NY, LLC ("Alcentra"), an affiliate of BNYM Investment Adviser, and manage the Fund in their capacity as employees of BNYM Investment Adviser.  Alcentra is an indirect subsidiary of The Bank of New York Mellon Corporation ("BNY Mellon"), the parent company of BNYM Investment Adviser.

BNY Mellon has announced that it intends to sell all of its indirect equity interest in Alcentra (the “Transaction”) to Franklin Resources, Inc., a global investment management organization operating as Franklin Templeton ("Franklin Templeton"). Franklin Templeton, through its specialist investment managers, offers boutique specialization on a global scale, bringing extensive capabilities in fixed income, equity, alternatives, and multi-asset solutions.  The Transaction is expected to be completed in the fourth quarter of 2022 (the "Closing Date"), subject to customary closing conditions, including regulatory approvals.

As a result of the Transaction, the Fund's portfolio managers will become employees of Alcentra only and will no longer be able to manage the Fund in their capacity as employees of BNYM Investment Adviser.  To enable the Fund's portfolio managers to provide day-to-day management of the Fund's investments as employees of Alcentra after the Closing Date, the Board for the Fund will be asked to approve a sub-advisory agreement (the "Sub-Advisory Agreement") between BNYM Investment Adviser and Alcentra, with respect to the Fund, and call a Special Meeting of Shareholders to seek shareholder approval of the Sub-Advisory Agreement. In addition, the Board will be asked to approve an interim sub-advisory agreement (the "Interim Sub-Advisory Agreement") between BNYM Investment Adviser and Alcentra, with respect to the Fund, which would take effect in the event that the Transaction is effected before shareholder approval of the Sub-Advisory Agreement is obtained, and the Fund would continue to solicit shareholder approval of the Sub-Advisory Agreement while the Interim Sub-Advisory Agreement is in place. If the Interim Sub-Advisory Agreement goes into effect, it would expire upon the earlier of 150 days after the Closing Date of the Transaction or upon shareholder approval of the Sub-Advisory Agreement.

There will be no increase in the advisory fee payable by the Fund to BNYM Investment Adviser as a consequence of the Transaction and the sub-advisory fee payable to Alcentra under the Interim Sub-Advisory Agreement and the Sub-Advisory Agreement will be payable by BNYM Investment Adviser, not the Fund.

The Fund's investment strategy, management policies and portfolio managers are currently not expected to change in connection with the implementation of either the Interim Sub-Advisory Agreement or the Sub-Advisory Agreement.

As sub-adviser to the Fund, Alcentra, subject to BNYM Investment Adviser's supervision, will provide day-to-day management of the Fund's investments.  Alcentra, located at 200 Park Avenue, 7th Floor, New York, New York 10166, is a registered investment adviser specializing in sub-investment grade corporate credit investment strategies.  Alcentra was founded in 2002 and, together with Alcentra Limited, managed more than $39 billion in assets as of March 31, 2022.  As of the Closing Date, Alcentra will become a subsidiary of Franklin Templeton, a global investment management organization which, through its specialist investment managers, offers boutique specialization on a global scale, bringing extensive capabilities in fixed income, equity, alternatives, and multi-asset solutions.

This document is not a solicitation of any proxy.  A proxy statement further describing the Transaction and the Sub-Advisory Agreement and requesting that shareholders vote to approve the Sub-Advisory Agreement will be mailed to shareholders of record at a later date.  Please read the proxy materials carefully when they are available because they contain important information about Franklin Templeton, the Transaction and the Sub-Advisory Agreement.

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